UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 27, 2007
(Date of earliest event reported: September 20, 2007)

CYBER DEFENSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	333-46224	55-0876130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10901 Roosevelt Blvd., Suite 100-D, St. Petersburg, Florida 33716
(Address of principal executive offices, including zip code)

(727) 577-0873
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding the beliefs, expectations, intentions or strategies of Cyber Defense Systems, Inc. (the "Company") for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render the Company products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions, which could cause the Company's actual results to differ from management's current expectations, are contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing except as required by law.

Item 8.01 OTHER EVENTS

Cyber Defense Systems, Inc. (the “Registrant” or the “Company”) was notified by Sierra Nevada Corporation (“SNC”) that they were canceling the purchase order for the SA 90 Airship. The Company does not believe that the cancellation will have a material adverse effect on the Company.

The Company received notice that a lawsuit has been filed by Georgia Tech Applied Research Corporation (“Georgia Tech”) against its wholly-owned subsidiary Techsphere Systems International (“Techsphere”). Techsphere is in negotiations to settle the matter and engage Georgia Tech for further research and engineering studies in the future. The lawsuit brought in the State Court of Fulton County, State of Georgia seeks immediate payment of the outstanding balance of $229,649. The Company will continue to negotiate a settlement with Georgia Tech; however, there can be no assurance that any settlement between the parties will be reached.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  None.
(b)  None.
(c) Exhibits:

Exhibit.
99.1 Press Release dated September 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBER DEFENSE SYSTEMS, INC.

Date: September 27, 2007	By:	/s/ Billy Robinson
Billy Robinson
Title Chief Executive Officer